Exhibit 99.1

 Building The Southeast Growth Champion  August 2025

 Forward-Looking Statements  Forward-Looking Statements   This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction between Synovus Financial Corp. (“Synovus”) and Pinnacle Financial Partners, Inc. (“Pinnacle”), including future financial and operating results (including the anticipated impact of the proposed transaction on Synovus’ and Pinnacle’s respective earnings and tangible book value), statements related to the expected timing of the completion of the proposed transaction, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. You can identify these forward-looking statements through the use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’, Pinnacle’s or combined company’s future businesses and financial performance and/or the performance of the banking industry and economy in general.  Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus, Pinnacle or the combined company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus or Pinnacle and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this communication. Many of these factors are beyond Synovus’, Pinnacle’s or the combined company’s ability to control or predict. These factors include, among others, (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Synovus’ business and to Pinnacle’s business as a result of the announcement and pendency of the proposed transaction, (3) the risk that the integration of Pinnacle’s and Synovus’ respective businesses and operations will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, (4) the failure to obtain the necessary approvals by the shareholders of Synovus or Pinnacle, (5) the amount of the costs, fees, expenses and charges related to the transaction, (6) the risks associated with achieving hiring plans, (7) the ability by each of Synovus and Pinnacle to obtain required governmental approvals of the proposed transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transaction, (8) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the proposed transaction, (9) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (10) the dilution caused by the issuance of shares of the combined company’s common stock in the transaction, (11) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the proposed transaction, (13) the possibility the combined company is subject to additional regulatory requirements as a result of the proposed transaction or expansion of the combined company’s business operations following the proposed transaction, (14) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Synovus, Pinnacle or the combined company and (15) general competitive, economic, political and market conditions and other factors that may affect future results of Synovus and Pinnacle including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; and capital management activities. Additional factors which could affect future results of Synovus and Pinnacle can be found in Synovus’ or Pinnacle’s filings with the Securities and Exchange Commission (the “SEC”), including in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and Synovus’ Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and Pinnacle’s Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and in Pinnacle’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Synovus and Pinnacle do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

 Important Information About the Merger  Important Information About the Merger and Where to Find It  Steel Newco Inc. (“Newco”) filed a registration statement on Form S-4 with the SEC on August 26, 2025 to register the shares of Newco common stock that will be issued to Pinnacle shareholders and Synovus shareholders in connection with the proposed transaction. The registration statement included a joint proxy statement of Synovus and Pinnacle that also constitutes a prospectus of Newco. The definitive joint proxy statement/prospectus will be sent to the shareholders of each of Synovus and Pinnacle in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Synovus, Pinnacle or Newco through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Synovus or Pinnacle at:  Synovus Financial Corp.  Pinnacle Financial Partners, Inc.  33 West 14th Street  21 Platform Way South  Columbus, GA 31901  Nashville, TN 37203  Attention: Investor Relations  Attention: Investor Relations  InvestorRelations@synovus.com  (706) 641-6500  investorrelations@pnfp.com  (615) 743-8219  Before making any voting or investment decision, investors and security holders of Synovus and Pinnacle are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.

 Additional Statements  Participants in Solicitation  Synovus and Pinnacle and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Synovus’ shareholders and Pinnacle’s shareholders in respect of the proposed transaction under the rules of the SEC. Information regarding Synovus’ directors and executive officers is available in Synovus’ proxy statement for its 2025 annual meeting of shareholders, filed with the SEC on March 12, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000018349/000001834925000057/syn-20250312.htm) (the “Synovus 2025 Proxy”), under the headings “Corporate Governance and Board Matters,” “Director Compensation,” “Proposal 1 Election of Directors,” “Executive Officers,” “Stock Ownership of Directors and Named Executive Officers,” “Executive Compensation,” “Compensation and Human Capital Committee Report,” “Summary Compensation Table,” and “Certain Relationships and Related Transactions,” and in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 21, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000018349/000001834925000049/syn-20241231.htm), and in other documents subsequently filed by Synovus with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Synovus’ securities by Synovus’ directors or executive officers from the amounts described in the Synovus 2025 Proxy have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Synovus 2025 Proxy and are available at the SEC’s website at www.sec.gov. Information regarding Pinnacle’s directors and executive officers is available in Pinnacle’s proxy statement for its 2025 annual meeting of shareholders, filed with the SEC on March 3, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1115055/000111505525000063/pnfp-20250303.htm) (the “Pinnacle 2025 Proxy”), under the headings “Environmental, Social and Corporate Governance,” “Proposal 1 Election of Directors,” “Information About Our Executive Officers,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Transactions,” and in Pinnacle’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 25, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1115055/000111505525000042/pnfp-20241231.htm), and in other documents subsequently filed by Pinnacle with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Pinnacle’s securities by Pinnacle’s directors or executive officers from the amounts described in the Pinnacle 2025 Proxy have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Pinnacle 2025 Proxy and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC.  No Offer or Solicitation  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

 Pinnacle-Synovus Merger

 Strategic Rationale  Fully Committed to Continuing the Highly Successful PNFP Operating and Recruiting Model  Pro  Positioned to Remain Employer of Choice with Industry-Leading Client Service Versus Vulnerable Competitors  Strong Pro Forma Capital Generation  Minimal Geographic Overlap Supports Low-Risk Integration  Builds on Significant, Multi-Year Investments to Prepare for LFI Standards  Positive Regulatory Environment for Larger Bank Mergers  Creates Fastest-Growing, Most Profitable Regional Bank with 21% 2027E EPS Accretion and 2.6 Year TBV Dilution Earnback(1)  Source: July 24, 2025, PNFP-SNV merger presentation; (1) 2025-2027E pro forma revenue growth CAGR of 10.5% (#1 among peers), 47% pro forma 2027E efficiency ratio (#1 among peers), 1.38% pro forma 2027E return on average assets (#2 among peers) and 18.0% pro forma 2027E return on average tangible common equity (#1 among peers)

 Key Decisions Already Made In Contrast to Other MOEs  Headquarters  Leadership Team  Operating Model  Brand Name  Incentive Model  Board of Directors Split  Technology Stack  Built on Synovus’ highly-scalable FIS core platform  Pinnacle Financial Partners and Pinnacle Bank  Holding Company: Atlanta, GA and Bank: Nashville, TN  Long-term clarity on CEO  Finalized key leadership positions  Geographic operating model with local leadership  Primarily based on company revenue and EPS growth  15 directors; 8 Pinnacle and 7 Synovus  Each side has 6 independent directors  Source: July 24, 2025, PNFP-SNV merger presentation

 We Have Already Identified Top 25+ Leaders  Source: PNFP and SNV company releases on August 21, 2025, and Form S-4 on August 26, 2025

PNFP Successfully Executed the BNC Merger

Pinnacle FINANCIAL PARTNERS | SYNOVUS

Analysts Expressed Concerns on BNC Integration / Growth …

*"**This time it is different**. We see a **combination of growth and funding challenges** exacerbated by higher interest rates that are not priced in."*
– UBS Initiating Coverage (March 21, 2018)

*"We believe **investors question if PNFP can achieve its historic mid-double digit growth range on the larger balance sheet, particularly with CRE concentrations now at 300% of TRBC**."*
– Stephens (January 18, 2018)

*" [W]e think that it will **still take some time for Pinnacle to get its desired traction** in these newly acquired markets."*
– Sandler O'Neill (January 18, 2018)

*"[The] competitive dynamic in newly entered market(s) has changed meaningfully… **Risks here include potential credit problems if over-reaching for growth, or slower growth profile than originally modeled.**"*
– Wells Fargo (December 17, 2017)

… Which Subsequent Execution Dispelled

Pinnacle's Carolinas and Virginia Geography



+10% CAGR
Loans ($bn)
$5.6
$6.3
$6.8
$7.1
$7.8
$9.6
$10.4
$11.0
$11.2
2017
2018
2019
2020
2021
2022
2023
2024
Q2'25
+14% CAGR
Deposits ($bn)
$4.8
$5.6
$5.9
$7.2
$8.5
$9.3
$10.5
$11.4
$12.4
2017
2018
2019
2020
2021
2022
2023
2024
Q2'25
Loans/ Deposits
118%
113%
117%
99%
92%
104%
98%
97%
90%

PNFP delivered total return of double the KRX since BNC announcement and triple the KRX since mid-2018[(1)]

Source: PNFP company reports and S&P Capital Pro IQ; (1) Since BNC announcement: January 20, 2017-July 21, 2025; since Mid-2018: June 29, 2018-July 21, 2025

9

 2020-24 Hiring Provides Foundation for Future Growth  Illustrative Total Portfolio for RM Hires ($bn)  Reflects 2020 – 2024 vintage hires  90  120  147  107  161  2020  2021  2022  2023  2024  Record hiring year  Pinnacle Annual Revenue Producer Hires  12% CAGR  ~$7  ~$3  ~$1  –  ~$10  ~$14  ~$18  ~$18  ~$19  2021  2022  2023  2024 2025E  2026E  2027E  2028E  2029E  Source: PNFP 2Q25 earnings presentation on July 16, 2025

 Estimated Pro Forma Revenue Producer Hiring Plans  235  250+  35  >35  Source: PNFP and SNV management estimates

 Potential Revenue Synergies  Pinnacle  Synovus  The Family Office  Financial Institutions Group  Broader Set of Treasury Products  Music, Sports and Entertainment  Deposit Verticals  Equipment Leasing  M&A Advisory  Auto Dealer Financing  Institutional Trust  Community Investment Capital  Source: PNFP and SNV management estimates  Revenue Synergies Are Not Assumed in the Merger Model

 Non-Interest Expense Synergies  Conservative approach to cost savings which   preserves growth profile: 10% of combined non-interest expense  Synergies estimated through bottom-up detailed review   of staffing, technology, and real estate needs  Limited front line impact and branch overlap  Only 5% of combined workforce expected to be impacted  Cost save assumption is net of known dis-synergies including further investment in employee benefits as a combined institution  Primarily leveraging Synovus’ technology stack  Key Highlights  Cost savings estimate is net of $35 million in   annual cost related to LFI readiness  Commercial-heavy business mix supports estimated   sub-50% pro forma efficiency ratio  ~$250  Million  Timing:  50% in Year 1  75% in Year 2  100% in Year 3  Sources: PNFP-SNV merger presentation on July 24, 2025, Form S-4 on August 26, 2025, and PNFP and SNV management estimates

Efficiency Ratio Analysis (see Appendix for further details)

Pinnacle FINANCIAL PARTNERS | SYNOVUS

Summary

- **Pinnacle's pro forma efficiency ratio is projected to be best-in-class of Category IV banks**
- **While PNFP operates very efficiently, this is largely a function of business mix**
  - Applying Category IV average efficiency ratio by segment to pro forma Pinnacle, the implied efficiency ratio is 52%
  - Including BHG and other revenue, the pro forma Pinnacle implied efficiency ratio declines to 49%
  - Adjusted for purchase accounting, the resulting efficiency ratio falls to 47%

Imputed Pinnacle Pro Forma Efficiency

Business Segment	Peer Segment Avg. Efficiency Ratio	PNFP Pro Forma Revenue Distribution	PNFP Pro Forma Revenue Distribution (Including BHG & Other)
Commercial Segment	46%	60%	57%
Consumer Segment	60%	30%	28%
Wealth Segment	63%	10%	9%
Other/BHG [1]	10%	--	6%
Imputed Pinnacle Pro Forma WAVG Efficiency Ratio		**52%**	**49%**
Imputed Pinnacle Pro Forma WAVG Efficiency Ratio (including Purchase Accounting Benefit)			**47%**

Source: S&P Capital IQ Pro; Note: Imputed Pinnacle efficiency ratio utilizes forward estimates of revenue distribution and is presented on a tangible basis; peer business segment financial information as of 2024Y; peers defined as CFG, FITB, HBAN, KEY, MTB, PNC, RF, TFC and USB; (1) Peer segment efficiency ratio for the Other/BHG category reflects the estimated efficiency ratio for BHG-related and other revenue for illustrative purposes

14

 Progress Update

 Progress Update  Formed  Integration Management   Offices  Finalized   Key  Leadership   Positions  Reconfirmed   Retention Strategy and Plan with Bottom-Up Review  Held Working   Session with  PNFP Chief   Banking Officer   and Geographic Leaders  Filed Regulatory Applications   on August 22 and Preliminary S-4 Registration Statement on August 26

 Major Integration-Related Decisions Coming in 2H25  Full Organizational Structure   Non-Core Platform Technology Systems  Employee Benefits  Source:  PNFP and SNV Integration Management Offices estimates

 Employee Retention Strategy  A substantial portion of the   $675 million in one-time merger costs   are for retention purposes  (in form of equity grants with 2-year cliff vest)  Fulsome review of most   impacted employees with   appropriate retention packages   (within merger model expectation)  Post-close compensation   model will mirror existing PNFP   incentive structure aligned   to consolidated performance metrics  Sources: PNFP-SNV merger presentation on July 24, 2025, and Form S-4 on August 26, 2025

 Estimated Incremental LFI-Readiness Expense  ~$35 Million  Primarily Personnel-Related  ~$45 Million  Primarily Technology and Data-Related  Annual Ongoing  One-Time  ~$45 Million(1)(2)  Net Cost of $3 Billion of Additional Long-Term Debt  Source: PNFP-SNV merger presentation on July 24, 2025, and Form S-4 on August 26, 2025; (1) To be fully realized in 2029 (2) Excluding ~$45 million of net cost of $3 billion for additional long-debt, 2027E EPS accretion would be 22.4%

 We Will Deliver Top-Quartile Performance  Revenue Growth (2025E – 2027E CAGR) (%)   ROAA (2027E) (%)  ROATCE (2027E) (%)   Efficiency Ratio (2027E) (%)   ’25E-’27E Expense   CAGR (%)  6.4  3.3  3.1  3.3  3.2  2.5  4.1  3.3  3.5  3.2  Sources: PNFP-SNV merger presentation on July 24, 2025, and S&P Capital IQ Pro; Note: Estimate information as of July 24, 2025. Pro forma revenue growth represents combined standalone consensus revenue for both Pinnacle and Synovus. 2027E metrics include impacts of purchase accounting. Pro forma figures reflect fully-phased cost savings. Reflects operating efficiency ratio including accretable yield.  Peer group defined as CFG, FITB, HBAN, KEY, MTB, PNC, RF, TFC and USB

 Current PNFP Trading Levels in Context  Valuation Discount Doesn't Factor in Deployment of Peer-Leading Excess Capital Generation Through YE2027  2020-2024 PNFP Hiring De-Risks   Go-Forward Growth Rate   Source for 2027E EPS: PNFP-SNV merger presentation on July 24, 2025; Note: Pricing data as of 08/26/2025; $11.63 EPS in 2027E assumes full cost synergies, no revenue synergies, purchase accounting marks and no share repurchases from closing through 2027 for illustrative purposes. Current expectations are for 50% cost savings realization in year 1, 75% in year 2, and 100% in year 3.  Peer group defined as CFG, FITB, HBAN, KEY, MTB, PNC, RF, TFC and USB  Pro Forma PNFP Now Trading at Lowest P/E Among Peers Despite Strongest Estimated Growth  PNFP Executed BNC Acquisition Very Successfully;   PNFP Produced TSR 2x KRX From BNC Announcement to Last Week  Estimated 16% Stock Upside to Peer Median on 2027E P/E and 26% to Blended PNFP/SNV (Unaffected)  21

We Believe Estimated Upside is Meaningful

Estimated PNFP Stock Price with $11.63 Pro Forma 2027E Earnings per Share at Various P/E Multiples


Current PNFP
8.4x
Peer Median
9.7x
Blended PNFP/SNV
~10.5x
Standalone PNFP
~12.0x
% Change vs. 8/26/2025 Closing PNFP Stock Price:
+16%
+26%
+44%
$97.20
$112.50
$122.00
$139.50

Sources for 2027E EPS and valuation data: PNFP-SNV merger presentation on July 24, 2025, and S&P Capital IQ Pro; Note: Pricing data as of 08/26/2025; $11.63 EPS in 2027E assumes full cost synergies, no revenue synergies, purchase accounting marks and no share repurchases from closing through 2027 for illustrative purposes. Current expectations are for 50% cost savings realization in year 1, 75% in year 2, and 100% in year 3. Peer group defined as CFG, FITB, HBAN, KEY, MTB, PNC, RF, TFC and USB

22

 Estimated Year End 2027 Excess Capital at 9.2% CET1 (Inclusive of AOCI) as % of Current Market Cap  Significant Excess Capital Generation Will Support EPS  7.2%  4.1%  6.7%  8.4%  8.6%  8.8%  15.3%  Excess capital reflects 10.75% CET1 on a reported AOCI opt-out basis (equivalent to 9.2% peer median CET1 including AOCI)  Deploying $1.9bn of excess capital into share repurchases at current PNFP stock price would result in pro forma 2027E EPS meaningfully higher than baseline  7.2%  4.2%  Cumulative Share Repurchases as % of Current Market Cap  –  Sources for PNFP pro forma capital estimate and peer capital estimates: PNFP-SNV merger presentation on July 24, 2025, and S&P Capital IQ Pro; Note: Pricing data as of 08/26/2025; $11.63 EPS in 2027E assumes full cost synergies, no revenue synergies, purchase accounting marks and no share repurchases from closing through 2027 for illustrative purposes. Current expectations are for 50% cost savings realization in year 1, 75% in year 2, and 100% in year 3.  Peer group defined as CFG, FITB, HBAN, KEY, MTB, PNC, RF, TFC and USB

 Appendix

 Efficiency Ratio Analysis Details  Commercial  Efficiency Ratio By Business Segment  Consumer  Wealth  Total Revenue Distribution by Business Segment   Pro Forma Pinnacle Has Higher Concentration of Commercial Revenue  Source: S&P Capital IQ Pro; Note: Revenue reflects sum of commercial, consumer and wealth segments as disclosed by each peer; peer business segment financial information as of 2024 Year; Includes Wealth segment when isolated, whereas selected peers combine Wealth into Commercial or Consumer segments; peers defined as CFG, FITB, HBAN, KEY, MTB, PNC, RF, TFC and USB

 LFI Assessment Background and Approach  Synovus conducted a future state gap assessment of current capabilities compared to incremental regulatory requirements and supervisory expectations for a Large Financial Institution (LFI) with assets between $100Bn and $250Bn.  Background and Scope  Approach  Assessment performed against incremental regulatory requirements (e.g., Regulation YY), supervisory expectations, and peer practices that would be expected as we grow beyond $100Bn.  Scope spanned regulatory reporting, data and technology, capital, liquidity and risk management capabilities required for organizations with assets between $100Bn and $250Bn.  Deep dive on regulatory reporting and data and technology with more targeted reviews of risk management, capital planning, and liquidity risk management.  Proactively conducted assessment to identify areas of capability gaps and provide recommendations on next steps for us to align to LFI expectations.  Defined regulatory requirements and supervisory expectations for an LFI with assets between $100Bn and $250Bn.  Performed an LFI Readiness assessment through workshops and review of supporting artifacts to identify and outline key activities for near-term/long-term planning required to achieve target state LFI requirements.   Developed recommendations bifurcated between near-term and long-term, including program cost estimates, resourcing, and implementation timelines.  Implementation horizon is in line with MOE-driven timelines  Source: SNV internal report

Primary Focus Areas to Align to LFI Expectations

Development of incremental regulatory reporting, capital, and risk management will require the most effort due to a combination of data, technology, modeling or FTE considerations.

Area	Primary drivers of incremental effort for Synovus
Regulatory Reporting	• Implement a regulatory reporting tool to support existing (e.g., FR Y-9C and Call Report) and new requirements • Data sourcing and implementation of reporting requirements for FR Y-14 series, FR 2052a and FR Y-15 • Enhance BAU reporting controls, staffing and governance
Data & Tech	• Enhance data governance and data centralization including enhancement of EDW, improved data granularity to support reporting, and a dedicated regulatory reporting data store • Map data processes and source systems to support automation of current and future reports • Implement Oracle Accounting Hub to enhance GL capabilities
Risk Management	• Investments in business risk organizational model and capabilities, governance, risk appetite and Key Risk Indicators • Investments in expanded GRC modules and tech-enablement of compliance activities, including regulatory change management • Expansion of scope and formalization of oversight over treasury risks
Capital Planning	• Establishment of CCAR program including new model development, capital plan development process, and enhancements to capital planning framework and methodologies • Supporting staffing, data and infrastructure for capital stress testing
Liquidity	• Economic impact of changes to liquidity buffer to meet Reg. YY requirements • Incremental capabilities related to liquidity stress testing, cash flow forecasting and intraday liquidity management • Investments in automation capabilities, as well as sourcing of more granular and frequent data for ILST

Source: SNV internal report

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